As filed with the Securities and Exchange Commission on October 24, 2003.

                                                       Registration No. 333-3042

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             UNIONBANCAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                                          94-1234979
------------------------------                    ------------------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

     400 California Street,
   San Francisco, California                                  94104
------------------------------                    ------------------------------
    (Address of Principal                                   (Zip Code)
      Executive Offices)

              UNION BANK OF CALIFORNIA, N.A. 401(k) PLAN AND TRUST
               --------------------------------------------------
                            (Full title of the plan)


       JOHN H. MCGUCKIN, JR., ESQ.                          Copy to:
Executive Vice President and General Counsel           Rodney R. Peck, Esq.
         UNIONBANCAL CORPORATION                      Pillsbury Winthrop LLP
          400 California Street                          50 Fremont Street
         San Francisco, CA 94104                 San Francisco, California 94105
             (415) 765-2969                               (415) 983-1000
     ------------------------------               ------------------------------
      (Name, address and telephone
       number, including area code,
          of agent for service)


                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------

     Title of              Amount        Proposed Maximum          Proposed           Amount of
   Securities To            To Be         Offering Price       Maximum Aggregate    Registration
 Be Registered (1)       Registered          per Share          Offering Price           Fee
--------------------------------------------------------------------------------------------------
Common Stock,
par value $1.00
   per share             2,000,000           $52.10 (2)         $ 104,200,000 (2)    $8,429.78 (3)
--------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(c) of the Securities Act of 1933, this Registration Statement covers an indeterminate amount of plan interests to be offered or sold pursuant to the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) on the basis of the average of the high and low prices as reported on the New York Stock Exchange on October 20, 2003.

(3)  Calculated pursuant to Rule 457(h) under the Securities Act of 1933.

                                -----------------

     The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

--------------------------------------------------------------------------------------------------

                                EXPLANATORY NOTE
                                ----------------

This Registration Statement on Form S-8 is filed by UnionBanCal Corporation (the "Registrant") for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement on Form S-8 of the Registrant relating to the same employee benefit plan is effective. This
Registration   Statement  on  Form  S-8  relates  to  2,000,000  shares  of  the
Registrant's common stock, par value $1.00 per share (the "Common Stock"), issuable pursuant to the Union Bank of California, N.A. 401(k) Plan and Trust (the "Plan"). Pursuant to General Instruction E of Form S-8, the Registrant hereby incorporates by reference the Registration Statement on Form S-8 previously filed by the Registrant with the Securities and Exchange Commission on April 1, 1996 (File No. 333-3042), in connection with the Plan.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits

EXHIBIT
-------
NUMBER                       EXHIBIT
------                       -------

5.1       *

23.1      Consent of Deloitte & Touche LLP, Independent Auditors.

24.1      Power of Attorney.

----------------------

* The Registrant undertakes that it has submitted or will submit the Plan and any amendment potentially affecting the qualification thereof to the Internal Revenue Service (the "IRS") for a determination on its tax-qualified status in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on October 24, 2003.

                                      UNIONBANCAL CORPORATION

                                      By  /S/ DAVID I. MATSON
                                        ---------------------------------------
                                              David I. Matson
                                              Executive Vice President and
                                              Chief Financial Officer



     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities indicated on October 24, 2003.

/S/ NORIMICHI KANARI                          President, Chief Executive Officer
------------------------------------------              and Director
Norimichi Kanari                                 (Principal Executive Officer)

/S/ DAVID I. MATSON                           Executive Vice President and Chief
------------------------------------------            Financial Officer
David I. Matson                                 (Principal Financial Officer)

/S/ DAVID A. ANDERSON                       Senior Vice President and Controller
------------------------------------------     (Principal Accounting Officer)
David A. Anderson

                                                          Director
------------------------------------------
David R. Andrews

     *                                                    Director
------------------------------------------
L. Dale Crandall

     *                                                    Director
------------------------------------------
Richard D. Farman

     *                                                    Director
------------------------------------------
Stanley F. Farrar

     *                                                    Director
------------------------------------------
Michael J. Gillfillan

     *                                                    Director
------------------------------------------
Richard C. Hartnack

     *                                                    Director
------------------------------------------
Kaoru Hayama

                                                          Director
------------------------------------------
Satoru Kishi

     *                                                    Director
------------------------------------------
Monica C. Lozano

     *                                                    Director
------------------------------------------
Mary S. Metz

     *                                                    Director
------------------------------------------
Takahiro Moriguchi

     *                                                    Director
------------------------------------------
J. Fernando Niebla

     *                                                    Director
------------------------------------------
Charles R. Rinehart

                                                          Director
------------------------------------------
Carl W. Robertson

     *                                                    Director
------------------------------------------
Takaharu Saegusa

     *                                                    Director
------------------------------------------
Robert M. Walker


*By:      /S/ DAVID I. MATSON
     ------------------------------------------           Attorney-in-fact
              David I. Matson



THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on October 24, 2003.


UNION BANK OF CALIFORNIA, N.A. 401(k)
PLAN AS RESTATED JANUARY 1, 2002, AS
AMENDED


By:   /S/ PAUL E. FEARER
      -----------------------------------------------
      Paul E. Fearer
      Executive Vice President & Director of
      Human Resources, Chair, Employee Deferred
      Compensation and Benefit Plans Administrative
      Committee
      Union Bank of California, N.A.

                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT
-------
NUMBER                      EXHIBIT
------                      -------

 5.1      *

23.1      Consent of Deloitte & Touche LLP, Independent Auditors.

24.1      Power of Attorney.

----------------------

* The Registrant undertakes that it has submitted or will submit the Plan and any amendment potentially affecting the qualification thereof to the Internal Revenue Service (the "IRS") for a determination on its tax-qualified status in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.